UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation		000-51401	36-6001019
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street, Suite 501S			60607
Chicago,	IL		(Zip Code)
(Address of principal executive offices)
(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 27, 2021, the Federal Home Loan Bank of Chicago (the “Bank”) announced Daniel G. Watts, James H. Hegenbarth, Mark J. Eppli, and Maria E. Wynne had been elected to the Bank’s Board of Directors (“Board”) and reported this information on the Bank’s Form 8-K filed on October 27, 2021 (“Original 8-K”).

At the time of filing the Original 8-K, the committees of the Board to which directors would be named for 2022 had not yet been determined. The Bank is filing this Amendment No. 1 on Form 8-K/A to supplement the Original 8-K to report Board committee assignments for 2022 and provide an update on expected compensation for all directors, including those elected during the recent election.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

d) Election of Directors

Board Chairperson and Vice Chairperson

On December 9, 2021, the Board elected James T. Ashworth to serve as Chairperson of the Board, Joseph Fazio III to serve as Vice Chairperson of the Board, and Michelle L. Gross to serve as Vice Chairperson – Elect for 2022-2023.

Board Committee Assignments

On December 9, 2021, the Board approved the following committee assignments for its directors for 2022:

Executive and Governance Committee

Primary Members:

James T. Ashworth, Chairperson
Joseph Fazio III, Vice Chairperson
Michelle L. Gross
Mary J. Cahillane
John K. Reinke
Lois Alison Scott
Michael G. Steelman

Alternate Members:

Edward P. Brady
Phyllis Lockett
David R. Pirsein

Affordable Housing Committee

Joseph Fazio III, Chairperson
Leo J. Ries, Vice Chairperson
Edward P. Brady
Mark J. Eppli
Daniel G. Watts

Audit Committee

Lois Alison Scott, Chairperson
Joseph Fazio III, Vice Chairperson
Mary J. Cahillane
James H. Hegenbarth
David J. Loundy
Daniel G. Watts

Public Policy Committee

Edward P. Brady, Chairperson
David R. Pirsein, Vice Chairperson
David J. Loundy
Michael G. Steelman
Andrea L. Zopp

Human Resources and Compensation Committee

Michelle L. Gross, Chairperson
Phyllis Lockett, Vice Chairperson
James H. Hegenbarth
John K. Reinke
Michael G. Steelman
Maria E. Wynne

Risk Management Committee

Mary J. Cahillane, Chairperson
Mark J. Eppli, Vice Chairperson
Michelle L. Gross
Lois Alison Scott
Ty R. Taylor
John K. Reinke

Operations and Technology Committee

David R. Pirsein, Chairperson
Phyllis Lockett, Vice Chairperson
Leo J. Ries
Ty R. Taylor
Maria E. Wynne
Andrea L. Zopp

The Chairperson of the Board is an ex officio member of each committee of the Board (other than the Executive and Governance Committee), as a voting member.

Director Compensation

All directors serving on the Bank’s Board for 2022 are expected to receive compensation under the Bank’s 2022 Board of Directors Compensation Policy, which provides that all directors, including those elected during the recent election, serving on the Bank’s Board are expected to receive the following maximum annual payments as designated for their position:

Position	Maximum Annual Compensation
Chairperson	$150,000
Vice Chairperson	$135,000
Audit Committee Chairperson	$135,000
Human Resources and Compensation Committee Chairperson	$127,000
Risk Management Committee Chairperson	$127,000
Other Committee Chairperson	$122,000
All Other Directors	$110,000

Each director will be paid one quarter of their maximum annual compensation following the end of each quarter. In the event a director serves on the Board for only a portion of a calendar year, or only serves as Chairperson, Vice Chairperson, or Committee Chair for a portion of a calendar year, such director’s maximum annual compensation shall be adjusted accordingly on a pro-rata basis, based on the number of days served divided by the number of days in the year. If a director does not fulfill his or her responsibility by failing to meet certain performance and attendance criteria set forth in the policy, the director’s compensation will be reduced below the maximum amounts shown above. All directors are also entitled to participate in a non-qualified, unfunded, deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the compensation paid under this policy. In addition to the maximum annual compensation, the Bank reimburses directors for necessary and reasonable travel and related expenses associated with the performance of their official duties in accordance with the Bank’s employee reimbursement policy.

Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago
By: /s/ Laura M. Turnquest
Name: Laura M. Turnquest
Date: December 14, 2021	Title: Executive Vice President, General Counsel and Corporate Secretary